1-900 JACKPOT, INC. (FORMERLY PULTRONEX CORPORATION)
                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Fisher, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge Annual Report of 1-900 Jackpot, Inc. (formerly Pultronex Corporation) on Form 10-KSB for the year ended August 31, 2003 ("Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of 1-900 Jackpot, Inc. (formerly Pultronex Corporation).



DATE:  NOVEMBER 22, 2005

/S/ BRIAN FISHER
------------------------
    BRIAN FISHER
PRINCIPAL EXECUTIVE OFFICER




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.